CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of The RBB Fund, Inc. and to the use of our report dated October 30, 2025 on the financial statements and financial highlights of Motley Fool 100 Index ETF, Motley Fool Global Opportunities ETF, Motley Fool Mid-Cap Growth ETF, Motley Fool Small-Cap Growth ETF, Motley Fool Next Index ETF, and Motley Fool Capital Efficiency 100 Index ETF, each a series of The RBB Fund, Inc., appearing in Form N-CSR for the year ended August 31, 2025, which are also incorporated by reference into the Registration Statement.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of The RBB Fund, Inc. and to the use of our report dated October 30, 2025 on the financial statements and financial highlights of SGI Peak Fund, SGI Prudent Fund, SGI Global Equity Fund, SGI Small Cap Core Fund, and SGI U.S. Large Cap Equity Fund, each a series of The RBB Fund, Inc., appearing in Form N-CSR for the year ended August 31, 2025, which are also incorporated by reference into the Registration Statement.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of The RBB Fund, Inc. and to the use of our report dated October 30, 2025 on the financial statements and financial highlights of SGI Enhanced Market Leaders ETF, SGI Enhanced Global Income ETF, SGI Enhanced Core ETF, SGI Enhanced Nasdaq-100 ETF, SGI U.S. Large Cap Core ETF, and SGI Dynamic Tactical ETF, each a series of The RBB Fund, Inc., appearing in Form N-CSR for the year ended August 31, 2025, which are also incorporated by reference into the Registration Statement.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of The RBB Fund, Inc. regarding the Prospectus and Statement of Additional Information of SGI U.S. Large Cap Equity VI Portfolio, a series of The RBB Fund, Inc.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2025